SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:               December 26, 1997

ADVANTA Revolving Home Equity Loan Trust 1997-A

New York                         333-37107                    "Pending"

c/o ADVANTA Mortgage Corp., USA
Attn:  William P. Garland
16875 West Bernardo Drive
San Diego, Ca  92127

(619) 674-1800



Item 5.                       Other Events

Information relating to the distributions to Certificate holders for the November, 1997 Monthly Period of the Trust in respect of the Home Equity Loan Pass-Through Certificates, Series 1997-A
Class A (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Home Equity Loans, and the Subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly Report for the Monthly Period provided to certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of November 1, 1997 between ADVANTA Mortgage Corp.,
USA as Servicer, and Bankers Trust Company, as Trustee.


Item 7.                       Financial Statements, Exhibits

              Exhibit No.                     Exhibit

                           1. Monthly Report for the November, 1997 Monthly
                              Period relating to the Revolving Home Equity
                              Loan Pass-Through Certificates Series 1997-A, Class A issued by the ADVANTA Revolving
                              Home Equity Loan Trust 1997-A.

                                              EXHIBIT INDEX

Exhibit

      1.      Monthly Report for the November, 1997 Monthly
              Period relating to the Revolving Home Equity Loan
              Loan Pass-Through Certificates, Series 1997-A,
              Class A issued by the ADVANTA Revolving
              Home Equity Loan Trust 1997-A.




                                              SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



ADVANTA Revolving Home Equity Loan Trust 1997-A

BY:           ADVANTA Mortgage Corp., USA




BY:           /s/ William P. Garland
              William P. Garland
              Senior Vice President
              Loan Service Administration



June 23, 1998

                                              EXHIBIT 1


              ADVANTA Revolving Home Equity Loan Trust 1997-A

                         Statement to Certificateholders

              Original        Prior
              Face            Principal
Class         Value           Balance         Interest        Principal      Total
A-1               100,000,000.    100,000,000.           588,7      1,113,323        1,702,073.67

Totals            100,000,000.    100,000,000.           588,7      1,113,323        1,702,073.67

                                              Current         Pass-Through
              Realized        Deferred        Principal       Rates
Class         Losses          Interest        Balance         Current        Next
A-1                                                 98,886,676      5.887500%       6.168750%

Totals                                              98,886,676.33

                              Prior                                                          Current
                              Principal                                                      Principal
Class         CUSIP           Balance         Interest        Principal      Total           Balance
A-1              00757CAB4                1000          5.8875      11.133237            17.0     988.866763

Delinquent Loan Information:
                                                              90+ Days       Loans           Loans
                              30-59           60-89           excldg f/c,REO in              in
                              Days            Days            & Bkrptcy      REO             Foreclosure
Group 1       Principal Balanc           814,1           142,7
              % of Pool Balanc        0.94420%        0.16550%       0.00000%        0.00000%       0.00000%
              Number of Loans               26               6              0               0              0

                                              Loans in Bankrup       Group 1                         -

Servicing Fee Due and Payable for Period:                                                               36,1
Insurance Premiums Due for Period:                                                                      12,5
Indenture Trustee Fee Due for Period:                                                                    1,0
Owner Trustee Fee Due for Period:

Net Funds Cap Carry-Forward Amount:
Unpaid Class A Note Interest Shortfall Amount:

The Amount of Insured Payment Made this Period:

Total Substitution Amount
Total Loan Purchase Price Amount

Book Value or REO Properties:

The Step-Down Amount

The Originator Interest Amount                                                                     2,040,816

The Non-Subordinated Originator's Interest Amount

Accelerated Principal Payment

Overcollateralization Deficit

Beginning Pool Balance                                                                           86,835,573.
Ending Pool Balance                                                                              86,232,454.

Pre-Funding Account:

              Beginning Account Balance                                                          15,205,242.

              Withdrawals relating to Subsequent Loans

              Withdrawals relating to Pre-funding Period Termi

              Ending Account Balance                                                             15,205,242.

              Interest Earnings Deposited to Certificate Accou                                          63,5



Capitalized Interest Account

              Beginning Account Balance                                                                 83,0

              Deposit of Interest Earnings

              Additional Deposit from Depositor                                                         16,1

              Withdrawal of Capitalized Interest Requirement                                           (99,2

              Ending Account Balance